SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

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Capital Title Group, Inc. (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CAPITAL TITLE GROUP, INC.

14648 North Scottsdale Road, Suite 125

Scottsdale, Arizona 85254

NOTICE OF ANNUAL MEETING

OF STOCKHOLDERS

TO BE HELD ON MAY 21, 2004

To Our Stockholders:

The 2004 Annual Meeting of Stockholders (the “Meeting”) of Capital Title Group, Inc. (the “Company”) will be held at 10:00 a.m., local Phoenix, Arizona time, on Friday, May 21, 2004, at the offices of The Miller Group, 4909 East McDowell Road, Phoenix, Arizona 85008, for the following purposes:

1.	To elect two directors to serve for three-year terms;

2.	To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof. Management is presently aware of no other business to come before the meeting.

The Board of Directors has fixed the close of business on Thursday, April 1, 2004 as the record date for the determination of Stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournments thereof (the “Record Date”).

All stockholders are cordially invited to attend the Meeting in person. To assure your representation at the Meeting, however, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the accompanying postage prepaid envelope or vote via telephone or internet. Any stockholder attending the Meeting may vote in person even if he or she previously returned a proxy.

Mark C. Walker Secretary

Scottsdale, Arizona

April 5, 2004

CAPITAL TITLE GROUP, INC.

14648 North Scottsdale Road, Suite 125

Scottsdale, Arizona 85254

PROXY STATEMENT

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD

IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE

UNITED STATES OR VOTE VIA TELEPHONE OR INTERNET.

VOTING AND OTHER MATTERS

General

The enclosed proxy is solicited on behalf of Capital Title Group, Inc., a Delaware corporation, by our board of directors for use at the Annual Meeting of Stockholders to be held at 10:00 a.m., Phoenix, Arizona local time, on Friday, May 21, 2004, or at any adjournment thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Meeting will be held at the offices of The Miller Group, 4909 East McDowell Road, Phoenix, Arizona 85008.

These proxy solicitation materials were first mailed on or about April 12, 2004 to all stockholders entitled to vote at the Meeting.

Voting Securities and Voting Rights

Stockholders of record at the close of business on April 1, 2004 (the “Record Date”) are entitled to notice of and to vote at the Meeting. On the Record Date, there were issued and outstanding 18,425,918 shares of our Common Stock, $.001 par value (the “Common Stock”).

The presence, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding constitutes a quorum for the transaction of business at the Meeting. Each Stockholder voting at the Meeting, either in person or by proxy, may cast one vote per share of Common Stock held on all matters to be voted on at the Meeting. The two nominees for director receiving the highest number of affirmative votes duly cast will be elected to three year terms or until their successors are duly elected and qualified.

Votes cast by proxy or in person at the Meeting will be tabulated by the election inspectors appointed for the Meeting and will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the Meeting as directed. If no specification is indicated, the shares will be voted (i) “for” the election of Donald R. Head and Theo F. Lamb to our Board of Directors; and (ii) “for” with respect to any other matters that may come before the meeting, as recommended by the Board of Directors or, if no such recommendation is given, at the discretion of the persons named in the attached proxy.

Revocability of Proxies

Any person giving a proxy may revoke the proxy at any time before its use by delivering to us written notice of revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

Solicitation

The cost of soliciting proxies, including the cost of preparing and mailing this Proxy Statement, will be borne by us. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. We will solicit proxies primarily by mailing this Proxy Statement to all stockholders entitled to vote at the Meeting. We may reimburse brokers, banks and others holding shares in their names for others for the cost of forwarding proxy materials and obtaining proxies from beneficial owners. Proxies also may be solicited by certain of our directors and officers personally or by telephone or facsimile, without additional compensation.

Annual Report and Other Matters

The 2003 Annual Report to Stockholders, which was mailed to stockholders with or preceding this Proxy Statement, contains financial and other information about our activities, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials. The information contained in the “Compensation Committee’s Report on Executive Compensation”, “Audit Committee Report” and “Performance Graph” below shall not be deemed “filed” with the Securities and Exchange Commission (the “SEC”) or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

We will provide upon written request, without charge to each stockholder of record as of the Record Date, a copy of our Annual Report on Form 10-K for the year ended December 31, 2003 as filed with the SEC. Our Annual Report on Form 10-K along with quarterly reports on Form 10-Q are available through a link on our website at www.capitaltitlegroup.com. Any exhibits listed in the Form 10-K report will also be furnished upon request at the actual expense incurred by us in furnishing such exhibit. Any such request should be directed to our Secretary at our executive offices at 14648 North Scottsdale Road, Suite 125, Scottsdale, Arizona 85254.

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

The names, ages, and certain information concerning our current directors and executive officers are set forth below.

NAME	AGE	POSITION
Donald R. Head	65	President; Chief Executive Officer and Chairman of the Board

Mark C. Walker	43	Chief Financial Officer; Secretary; Treasurer and Vice President

David C. Dewar(1) (3)	41	Director

Terry S. Jacobs(1) (2) (3)	61	Director

Theo F. Lamb(2) (3)	61	Director

Robert B. Liverant(1) (3)	74	Director

Stephen A McConnell(1) (3)	51	Director

Ben T. Morris(2) (3)	58	Director

(1)	Member of our audit committee

(2)	Member of our compensation committee

(3)	Member of our corporate governance and nominating committee

Donald R. Head is a co-founder of our Company and has served as Chairman of the Board since our inception in 1981. Mr. Head is also our President and Chief Executive Officer. Mr. Head has previously served as a board member for both U.S. and Canadian public companies. He graduated from Arizona State University with a BA in Business and holds a law degree from the University of Arizona.

Mark C. Walker has served as our Vice President and Chief Financial Officer since April 1998. From February 1993 until March 1998, Mr. Walker served as Vice President and Chief Financial Officer of Main Street and Main Incorporated, a publicly traded company. From July 1988 to February 1993, Mr. Walker served as the Controller of the OEM Division of Executone Information Systems, Inc. He is a graduate of the University of Northern Iowa and is a Certified Public Accountant.

David C. Dewar has served on our board of directors since August 1997. Since January 2002, Mr. Dewar has served as a principal of Trillium Residential, LLC, a Phoenix based developer, builder, owner and manager of institutional quality apartment communities in California and Arizona, as well as Avenue Communities, a builder and developer of in-fill, high density, and high rise condominiums in California and Arizona. Prior to that, Mr. Dewar served as a principal of Magellan Properties Limited Partnership, a developer of land, apartments, condominiums and office buildings since June 1989. Mr. Dewar currently serves on the board of directors for Fresh Start Organization, a Phoenix-based women’s help charity. He holds a Bachelor of Technology Degree in Architectural Science and a Certificate of Economics from Ryerson Polytechnical University in Toronto.

Terry S. Jacobs has served on our board of directors since April 2002. Mr. Jacobs has served as Chairman of the Board and Chief Executive Officer of Regent Communications, Inc. (II), a public company, since it was established in September 1996. Regent Communications owns and operates 75 radio stations in 15 markets. Mr. Jacobs served as President and CEO of a privately held radio broadcast company that he co-founded in September 1993 and which acquired and operated 23 radio stations until its merger in February 1997 into Jacor Communications, Inc., a company that he also founded in 1979 and served as Chairman of the Board and CEO until 1993. Mr. Jacobs is also currently a member of the board of directors of American Financial Group, Inc. and Global Entertainment Corp., both of which are public companies. He holds a BBA and Masters of Actuarial Science from Georgia State University.

Theo F. Lamb is a co-founder of our company and has served on our board of directors since our inception in 1981. Mr. Lamb has owned and operated Lamb Chevrolet, Inc. in Prescott, Arizona, a retail car dealership for Cadillac, Oldsmobile, Chevrolet, Subaru and Nissan automobiles since 1967. He has served as a member of the Chevrolet and Subaru National Dealer Counsels and was elected to the Regional Dealer Counsels for Oldsmobile and Cadillac. Mr. Lamb previously served as the managing partner in several land and commercial property developments in the Prescott area. Mr. Lamb is a graduate of Southern Methodist University holding a BS degree in Business.

Robert B. Liverant has served on our board of directors since May 1996. Mr. Liverant is a retired Chartered Accountant who was a Senior Partner in the firm of Liverant Yip and Co. in British Columbia for 20 years, specializing in audits of public companies. Mr. Liverant also served as a partner in the firm of Smythe Ratcliffe and Associates and a member of the firm of Pannell Kerr Forester, an international accounting firm. He has served as a director of more than 15 Canadian public companies. Mr. Liverant holds a BA degree from the University of British Columbia.

Stephen A McConnell has served on our board of directors since September 1996. Since 1991, Mr. McConnell has served as the President of Solano Ventures, an investment fund devoted to small and mid-sized companies. Mr. McConnell is currently Chairman of G-L Industries, LLC, a Salt Lake City-based manufacturer of wood glue-lam beams used in the construction industry. Mr. McConnell served as Chairman of the Board of Mallco Lumber & Building Materials, Inc., a wholesale distributor of construction lumber and doors from September 1991 to June 1997. From 1991 to 1995, Mr. McConnell served as President of Belt Perry Associates, Inc., a property tax appeal firm. Mr. McConnell served as President and Chief Executive Officer of N-W Group, Inc., a publicly held corporation, from 1985 through 1991. Mr. McConnell currently serves on the boards of Vodavi Technology, Inc., Mobile Mini, Inc., Miracor Diagnostics, Inc. and InnSuites Hospitality Trust. Mr. McConnell holds a BA from Harvard College and an MBA from Harvard Business School.

Ben T. Morris has served as our director since May 1998. Mr. Morris has served as Chief Executive Officer and a director of Sanders Morris Harris Group, a financial services firm since he co-founded that firm in 1987. Sanders Morris Harris is a market maker for our common stock and acted as placement agent for our $5.0 million private placement in April 1999. Mr. Morris serves as a director of American Equity Investment Life Insurance Company and Tyler Technologies, Inc. Mr. Morris has a BBA from the University of North Texas and is a certified public accountant.

There are no family relationships among any of our executive officers and directors.

Meetings of the Board of Directors. During the year ended December 31, 2003, our Board of Directors met on seven occasions. Each of the Directors attended 75% or more of the meetings of the Board of Directors and of the meetings held by such committees of the Board on which he served. We do not have a formal policy regarding attendance by members of the Board of Directors at our annual meeting of stockholders, but strongly encourage directors to attend. All members of our Board of Directors attended the 2002 Annual Meeting of Stockholders.

Our bylaws authorize the Board of Directors to appoint among its members one or more committees composed of one or more directors. The Board of Directors has appointed the following committees: an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee.

Audit Committee. The Audit Committee, which was established as a standing committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consists of David C. Dewar, Terry S. Jacobs, Robert B. Liverant and Stephen A McConnell. The Audit Committee, which has adopted a formal written charter, makes recommendations to the Board concerning the selection of outside auditors, reviews our financial statements and considers such other matters in relation to the internal controls and external audit of our financial affairs as may be necessary or appropriate in order to facilitate accurate and timely financial reporting. A copy of the Audit Committee Charter is attached as Appendix A to this Proxy Statement. The Audit Committee is composed of outside directors who are not officers or employees of the Company or its subsidiaries. In the opinion of the Board, and as “independent” is defined under current standards of the National Association of Securities Dealers, these directors are independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of this committee. The Board has determined that Terry S. Jacobs, Robert B. Liverant and Stephen A McConnell are “audit committee financial experts,” as that term is defined in the rules and regulations promulgated by the Securities and Exchange Commission. The Board has further determined that each of the members of the Audit Committee is financially literate and that, at least one member of the Committee has accounting or related financial management expertise, as such terms are interpreted by the Board in its business judgment. The Audit Committee held five meetings in 2003.

Compensation Committee. The Compensation Committee, which was formed on April 8, 1997, reviews all aspects of compensation of our executive officers and makes recommendations on such matters to the full Board of Directors. The Compensation Committee is comprised of Terry S. Jacobs, Theo F. Lamb and Ben T. Morris, all of whom are “independent” as defined under the current listing standards of the National Association of Securities Dealers. The Compensation Committee held one meeting during 2003.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee, which was formed on February 19, 2004, develops and recommends to the full Board of Directors, a set of corporate governance principles and makes recommendations for Board director nominees based upon established criteria. The Corporate Governance and Nominating Committee has adopted a charter and corporate guidelines with respect to its governance and a copy of such charter is available on our website at www.capitaltitlegroup.com. The Corporate Governance and Nominating Committee is comprised of David C. Dewar, Terry S. Jacobs, Theo F. Lamb, Robert B. Liverant, Stephen A McConnell and Ben T. Morris, all of whom are “independent” as defined under the current listing standards of the National Association of Securities Dealers.

All current committee members are expected to be nominated for re-election at a Board meeting to be held following the Annual Meeting of Stockholders.

Compensation of Directors

Directors who are our employees do not receive additional compensation for serving as directors. Non-employee directors receive a fee of $1,000 per month plus $1,250 for each board meeting attended in person and $625 for each board meeting attended by telephone. Each committee chairperson receives $750 and each other member receives $500, for each audit and/or compensation committee meeting attended. In addition, non-employee directors are entitled to receive regular stock option grants under our Directors Plan and to receive reimbursement for reasonable expenses incurred in attending board meetings.

EXECUTIVE COMPENSATION

The following table sets forth certain information with respect to the compensation we paid for services rendered during the fiscal years ended December 31, 2003, 2002 and 2001, with respect to our Chief Executive Officer and each other executive officer who received cash compensation in excess of $100,000.

SUMMARY COMPENSATION TABLE

Annual Compensation
Name and Principal Position	Year	Salary	Bonus (4)	Other Annual Compensation	Restricted Stock Award(s)	Securities Underlying Option(s)	LTIP Payouts	All Other Compensation (1)
Donald R. Head, Chairman of the Board, President and Chief Executive Officer	2003 2002 2001	$270,000 200,000 200,000	$540,000 400,000 256,977	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	$10,600 10,600 10,600

Mark C. Walker, Vice President, CFO, Treasurer and Secretary	2003 2002 2001	$175,000 145,000 145,000	$185,000 95,000 59,370	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	$7,000 7,000 7,000

(1)	Represents an automobile car allowance and our contribution to the 401(k) plan.

OPTION GRANTS IN LAST FISCAL YEAR

We did not grant stock options to any of the named executive officers during fiscal 2003.

The following table sets forth certain information concerning each exercise of stock options during the year ended December 31, 2003 by the Named Executive Officers and the aggregated fiscal year-end value of the unexercised options of such Named Executive Officers.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND

OPTION VALUE AS OF DECEMBER 31, 2003

Name	Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)	Number of Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-the-Money Options at Fiscal Year End ($) (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Donald R. Head	-0-	$-0-	75,000	175,000	$138,000	$312,000
Mark C. Walker	-0-	-0-	50,000	100,000	92,000	179,000

(1)	Calculated based on $4.29 per share, which was the closing price of our common stock as reported on The Nasdaq SmallCap Market on December 31, 2003, multiplied by the number of applicable shares in-the-money less the total exercise price.

EQUITY COMPENSATION PLAN INFORMATION AS OF DECEMBER 31, 2003

Following is a summary of securities covered by outstanding options, warrants and rights to acquire securities, as well as securities issuable through future awards under equity compensation plans without giving effect to the proposed increase to the shares available for issuance under the option plans that are described herein.

Equity compensation plans approved by security holders include our two stock option plans discussed below. The equity compensation plans not approved by security holders include warrants to purchase up to 300,000 shares of common stock issued in September 2002 in conjunction with an acquisition of Nations Holding Group, which entitled the holder to purchase our common stock at $2.27 per share until September 2007.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) )
Equity compensation plans approved by security holders	3,720,125	$2.42	937,100
Equity compensation plans not approved by security holders	300,000	$2.27	N/A
Total	4,020,125	$2.41	937,100

Stock Option Plans

1996 Stock Option Plan

Our 1996 Stock Option Plan currently authorizes our board of directors to grant options to our employees to purchase up to an aggregate of 5,650,000 shares of common stock. Our officers and other employees who, in the opinion of the board of directors, are responsible for the continued growth and development and the financial success of our company are eligible to be granted options under the 1996 Stock Option Plan. The 1996 Stock Option Plan provides our board of directors, or a committee of the Board comprised of at least two independent directors, with the discretion to determine when options granted thereunder will become exercisable. Options may be non-qualified options, incentive stock options, or any combination of the foregoing. In general, options granted under the 1996 Stock Option Plan are not transferable and expire five years after the date of grant; however, the board of directors may determine that the term of an option should be other than five years. In such event, (a) the term of any incentive stock option may not exceed ten years from the date of grant, (b) the term of each option that is not an incentive stock option may not exceed 11 years from the date of grant, and (c) the term of any incentive stock option granted to a 10% stockholder may not exceed five years from the date of grant. The Board will determine the vesting schedule with respect to each option granted under the 1996 Stock Option Plan, however, absent a specific determination at the date of grant, 50% of such options will vest and become exercisable upon the two-year anniversary of the date of grant and 50% of such options will vest and become exercisable upon the three-year anniversary of the date of grant. The Board will determine the per share exercise price of each option granted, however, in no event will the exercise price be less than (a) 100% of the fair market value of our common stock on the date of grant in the case of an incentive stock option (or 110% of the fair market value if such incentive stock option is granted to an employee who is a 10% stockholder); or (b) 85% of the fair market value of our common stock on the date of grant in the case of a non-qualified stock option. No option may be granted after May 23, 2006.

No option granted under the 1996 Stock Option Plan is transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable during the lifetime of the optionee only by the optionee.

Our board of directors is authorized to adjust proportionately the number of shares of common stock subject to the 1996 Stock Option Plan, including outstanding options to purchase shares of common stock and the exercise prices per share of such options, for any increase or decrease in the number of issued shares of common stock upon the happening of certain events, including a stock split, reverse stock split, stock dividend, combination, or reclassification of the common stock.

In the event of the proposed sale of all or substantially all of the assets of our company, or the merger of our company with or into another corporation, each option will be assumed or an equivalent option will be substituted by such acquiring company unless our board of directors determines in lieu of such assumption or substitution, that the option holder will have the right to exercise the option as to all of the shares subject to such options, including shares as to which the option would not otherwise be exercisable.

As of December 31, 2003, we had outstanding options to purchase 3,320,125 shares of common stock under the 1996 Stock Option Plan, with an average exercise price of $2.43 per share. As of December 31, 2003, options to acquire 1,577,775 shares of common stock had been exercised leaving 752,100 shares available for issuance under the 1996 Stock Option Plan.

Non-Employee Directors Stock Option Plan

We also have a Non-Employee Directors Stock Option Plan, under which only non-employee directors are eligible to receive options. The purpose of the plan is to attract and retain the best available individuals to serve as non-employee members of our board of directors, and to reward those directors for their contributions to the profitable growth of our company. Options to purchase up to 750,000 shares are authorized for issuance under the Non-Employees Directors Stock Option Plan. As of December 31, 2003, we had outstanding options to purchase 400,000 shares of common stock under the Non-Employee Directors Stock Option Plan, with an average exercise price of $2.32 per share. As of December 31, 2003, options to acquire 165,000 shares of common stock had been exercised, leaving 185,000 shares available for the issuance of options under the Non-Employee Directors Stock Option Plan. All options granted under the Non-Employee Directors Stock Option Plan will be non-qualified options and will be exercisable during the five-year period immediately following the date of grant. In all cases, 50% of such options will vest and become exercisable upon the two-year anniversary of the date of grant, and 50% of such options will vest and become exercisable upon the three-year anniversary of the date of grant.

Each non-employee director who joins our board of directors receives an initial grant of options to acquire 15,000 shares of common stock. In addition to the foregoing option grants, each year, every non-employee director automatically receives options to acquire 10,000 shares of common stock on the third business day following the date we publicly announce our annual financial results; provided that such director has attended at least 75% of the meetings of the board of directors and of the board committees of which such director is a member in the preceding fiscal year. The exercise price of all options granted under the Non-Employee Directors Stock Option Plan will be equal to the fair market value of our common stock on the date of grant.

No option granted under the Non-Employee Directors Stock Option Plan is transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable during the lifetime of the optionee only by the optionee. Our board of directors is authorized to adjust proportionately the number of shares of common stock subject to the Non-Employee Directors Stock Option Plan, including outstanding options to purchase shares of common stock and the exercise prices per share of such options, for any increase or decrease in the number of issued shares of common stock upon the happening of certain events, including a stock split, reverse stock split, stock dividend, combination, or reclassification of our common stock.

In the event of the proposed sale of all or substantially all of the assets of our company, or the merger of our company with or into another corporation, each option will be assumed or an equivalent option will be substituted by such acquiring company unless our board of directors determines in lieu of such assumption or substitution, that the option holder will have the right to exercise the option as to all of the shares subject to such options, including shares as to which the option would not otherwise be exercisable.

Employment Agreements

Donald R. Head. On June 1, 1996, Donald R. Head entered into an employment agreement with us, which provides for Mr. Head to serve as Chairman of the Board, President and Chief Executive Officer. The employment agreement is for a five-year term with an amended commencement date of April 1, 1998. The employment agreement will be automatically extended one additional year on the first anniversary after the commencement date, and on each succeeding anniversary thereafter, subject to cancellation by either party of any further extensions upon 60 days’ notice given prior to the next applicable anniversary date. The employment agreement may be terminated by us for cause, including upon (i) conviction of a willful or intentional crime, (ii) absence from work for more than 180 consecutive days and (iii) the material failure by Mr. Head to perform his duties.

The employment agreement currently provides for an annual base salary of $270,000, plus an annual bonus equal to 4% of our annual net income before taxes, subject to certain adjustments. The bonus amount, however, may not exceed 200% of Mr. Head’s base salary as currently in effect. Mr. Head’s bonus is determined and paid within three months following the end of each fiscal year. Our board of directors may, in its sole discretion, award Mr. Head an additional bonus at the end of each year based on the performance of our company. The amount of the bonus is determined annually based upon a review by the compensation committee of the performance of our company. The compensation committee may consider various factors including general economic conditions, stockholder value, and achievement of projected forecasts. In addition, the employment agreement provides for a car allowance of $800 per month.

The employment agreement provides that if Mr. Head’s employment is terminated without cause and for reasons other than death or disability or if Mr. Head resigns for any reason during a two-year period following a change-in-control of our company, we will pay Mr. Head severance compensation in an amount equal to 300% of his annual base salary at such time. The severance compensation will be payable, at Mr. Head’s option, in equal semi-monthly installments or in one lump sum equal to the aggregate of all payments required to be made. Under the agreement, a “change of control” will have occurred at any time within a one-year period that (a) there has occurred a change in control of 50% or more of the shares of common stock of our company, and (b) a majority of the members of our board of directors serving prior to that date have been replaced by opposing nominees elected to such positions.

Mark C. Walker. We have entered into an employment agreement with Mark C. Walker that expires March 31, 2006. The agreement provides for Mr. Walker to serve as our Vice President and Chief Financial Officer for a salary of $175,000 per year. In addition, the employment agreement provides for an automobile allowance of $500 per month. We may terminate Mr. Walker’s employment for cause, which is defined as (a) a material breach by Mr. Walker of the agreement, (b) incapacity of Mr. Walker by reason of health or failure to perform his duties for 90 consecutive days, or (c) substantial dishonesty, theft, embezzlement, or conviction of a felony. If Mr. Walker’s employment terminates as a result of his death, disability, or if we terminate his employment for cause, we will pay Mr. Walker’s base salary and accrued vacation through the date of termination. If we terminate Mr. Walker’s employment without cause, or if we otherwise materially breach the employment agreement, we will pay Mr. Walker his base salary and benefits through the remaining term of the agreement or until Mr. Walker obtains new employment.

The agreement contains customary provisions relating confidentiality, protection of our proprietary information, and non-solicitation of employees and customers. In the event of termination of Mr. Walker’s employment for cause or for reasons of disability, Mr. Walker has agreed not to compete with us for a one-year period.

CERTAIN TRANSACTIONS

Family Relationships

Dale Head, our General Manager Legal/Human Resources Department, is the brother of Donald R. Head, our Chief Executive Officer. We paid Dale Head a base salary of $175,000 and a bonus of $69,119 during fiscal 2001, a base salary of $161,250 and a bonus of $31,000 during fiscal 2002, and a base salary of $120,000 and a bonus of $40,000 during fiscal 2003. Dale Head also has outstanding options to purchase 100,000 shares of our common stock at an exercise price of $2.45, which was equal to the fair market value of our common stock on the date we granted him these options in July 2001.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY’S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE BY REFERENCE THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND THE PERFORMANCE GRAPH WHICH FOLLOWS SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

Compensation Philosophy

Decisions on compensation of our executive officers are made by the Compensation Committee of the Board of Directors. The Compensation Committee, which is responsible for setting and administering the policies that govern both annual compensation and stock ownership programs, held one meeting during 2003. In general, the compensation policies and practices are based upon the following subjective principles:

•	Compensation programs should reflect and promote our goals and reward individuals for contributions to our success in achieving its goals.

•	Compensation should be related to the value created for our stockholders.

•	Compensation programs should integrate both our long- and short-term strategies.

•	Compensation programs should provide incentive for excellence in individual performance and promote teamwork among our management.

•	Compensation programs should be designed to attract and retain executives critical to our success.

•	Stock ownership by management and stock-based compensation plans are beneficial in aligning management’s and the stockholders’ interest in the enhancement of stockholder value.

Total compensation for each member of senior management is set at levels which the Compensation Committee believes are competitive in relation to companies of similar type and size; however, no independent investigation of such levels has been conducted by the Compensation Committee. The components of executive compensation include base salary and equity participation in the form of options to purchase our common stock and a bonus program. Due to the level of compensation received by our executive officers, the Compensation Committee has not yet deemed it necessary to adopt a policy regarding the one million dollar cap on deductibility of certain executive compensation under Section 162(m) of the Internal Revenue Code.

Base Salary

The Compensation Committee establishes base salaries for our executive officers at levels considered appropriate in light of the duties and scope of responsibilities of each officer’s position. In this regard, the Compensation Committee considers the compensation practices and corporate financial performance of similarly situated companies. In evaluating base salary levels, the Compensation Committee takes into account a number of factors, including (but not limited to) management’s efforts to improve levels of sales and profitability and to expand our markets. The Compensation Committee also takes into account management’s consistent commitment to our long-term success through the development of new operations and through implementing strategic business acquisition opportunities.

Based upon its evaluation of these factors, the Compensation Committee believes that senior management is dedicated to achieving long-term financial improvements and that the compensation policies, plans and programs administered by the Compensation Committee contribute to management’s commitment. The Compensation Committee attempts to assimilate all of the foregoing factors when it renders its compensation decisions; however, the Compensation Committee recognizes that its decisions are primarily subjective in nature due to the subjective nature of the criteria. The Compensation Committee does not assign any specified weight to the criteria it considers.

Base salary recommendations are fixed at levels which the Compensation Committee believes is paid to management with comparable qualifications, experience and responsibilities at other corporations of similar size engaged in businesses similar to us.

Stock Options

The Compensation Committee administers our 1996 Plan and have authorized a committee comprised of Donald R. Head and Mark C. Walker to determine those employees of the Company who are eligible to participate in the 1996 Plan. The exercise price of options granted under the 1996 Plan is never less than the fair market value of our Common Stock on the day of grant. The number of options granted under the 1996 Plan are based upon the relative scope of accountability and the anticipated performance requirements and contributions of each participating employee, as well as each participating employee’s current equity participation. During the fiscal year ended December 31, 2003, options to purchase up to

744,650 shares of Common Stock pursuant to the 1996 Plan were granted to our various officers and employees.

Bonus Compensation

Certain officers have employment agreements with us that provide for the payment of bonus compensation in amounts determined based on our profitability. We also make discretionary bonus payments to officers and employees. Determinations of the Compensation Committee with regard to the award of discretionary bonus compensation are generally based upon the evaluation of the same factors described above under “Base Salary” and other subjective criteria.

Chief Executive Officer

Mr. Head has served as our Chairman of the Board and Chief Executive Officer since its inception. As Chief Executive Officer, Mr. Head receives a base salary and is eligible to receive stock options under the 1996 Plan and is eligible to receive bonus compensation pursuant to a formula set forth in the Head Agreement described above. The Compensation Committee’s evaluation process with respect to the Chief Executive Officer’s compensation is comprised of the same components that are utilized by the Board in evaluating the compensation of other members of senior management.

Submitted by the Capital Title Group, Inc. Compensation Committee of the Board of Directors

Theo F. Lamb, Chairman Terry S. Jacobs Ben T. Morris

AUDIT COMMITTEE REPORT

The Audit Committee is responsible for, among other things, reviewing and discussing the audited financial statements with management, discussing with our independent auditors information relating to the auditors’ judgments about the quality of our accounting policies and practices, reviewing the adequacy of our internal controls and overseeing compliance with the Securities and Exchange Commission requirements regarding auditors’ services and activities. At the recommendation of the Audit Committee, the Board of Directors approved an updated charter for the Audit Committee on February 17, 2004. The Charter has been attached as Appendix A to this proxy statement and will be included at least once every three years as required. The Audit Committee held five meetings in 2003 and believes it satisfied its responsibilities during the past year in compliance with its charter.

The Audit Committee has reviewed our financial statements for the fiscal year ended December 31, 2003, as audited by KPMG LLP, our independent auditors, and has discussed with KPMG LLP the matters required to be discussed by Statement of Auditing Standards No. 61 regarding the codification of statements on auditing standards. Furthermore, the Audit Committee has received the written disclosures and the letter from KPMG LLP required by the Independence Standards Board Standard No. 1 and has discussed with KPMG LLP its independence.

Submitted by the Capital Title Group, Inc. Audit Committee of the Board of Directors

Stephen A McConnell, Chairman David C. Dewar Terry S. Jacobs Robert B. Liverant

The Audit Committee reviews and approves audit and permissible non-audit services performed by KPMG LLP, as well as the fees charged by KPMG LLP for such services. In its review of non-audit service fees and its appointment of KPMG LLP as our independent accountants, the Audit Committee considered whether the provision of such services is compatible with maintaining KPMG LLP’s independence.

Audit Fees

The aggregate fees billed for professional services rendered by KPMG LLP for the audit of our annual financial statements and limited reviews of our interim financial information for 2002 and 2003, totaled $235,150 for 2002 and $326,000 for 2003. The increase in audit fees in 2003 related in part to the additional operations that were acquired as part of Nations Holding Group in September 2002.

Audit-Related Fees

The aggregate fees billed for professional services rendered by KPMG LLP for audit-related fees totaled $8,950 in 2002 and $13,000 in 2003. These fees related to the audit of our 401 (k) plan.

Tax Fees

The aggregate fees billed for professional services rendered by KPMG LLP for tax consultation and tax compliance issues totaled $21,770 in 2002 and $59,910 in 2003.

All Other Fees

KPMG LLP performed no other services for the Company in 2002 and 2003 other than the services described above under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

The policy of the Audit Committee is to pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed by our independent accountants, subject to the de minimus exceptions for non-audit services prescribed in federal securities laws and regulations. Since 2002, all audit fees, audit related fees and tax fees have been pre-approved by the Audit Committee.

STOCK PRICE PERFORMANCE

Set forth below is a line graph comparing the cumulative total return of our Common Stock with the cumulative total return of the Nasdaq Stock Market Index (U.S.) and a peer group of companies engaged in the title insurance industry (SIC codes 6360—6369) for the period from December 31, 1998 through December 31, 2003 (including the reinvestment of dividends, if any). The following graph assumes a $100 investment on December 31, 1998. Price data for our Common Stock is based on the closing bid price for the relevant measurement dates as reported by the Nasdaq Small Cap Market. The performance graph below shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under, and shall not otherwise be deemed filed under either the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference.

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Capital Title Group, Inc.	$100	$ 51	$ 27	$ 69	$ 74	$125
Peer Group: SIC Codes 6360 – 6369 (Title Insurance)	$100	$ 63	$132	$ 93	$126	$189
Nasdaq Stock Market – U.S. Companies	$100	$185	$112	$ 89	$ 61	$ 92

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

AND MANAGEMENT

The following table sets forth, as of April 1, 2004, the beneficial ownership of shares of Common Stock of the Company by (i) each person known by us to beneficially own more than 5% of the Company’s Common Stock, (ii) each Director, (iii) each Named Executive Officer and (iv) all our Directors and executive officers as a group. This information was determined in accordance with Rule 13 (d)-3 under the Securities and Exchange Act of 1934, as amended, and is based upon the information furnished to us by the persons listed below. Except as otherwise indicated, each shareholder listed possesses sole voting and investment power with respect to the shares indicated as being beneficially owned.

Name and Address (1)	Number of Shares Beneficially Held		Percent of Ownership (2)
Donald R. Head	2,357,880	(3)(4)	12.8%
Mark C. Walker	158,000	(4)(8)	0.9%
David C. Dewar	60,000	(5)	0.3%
Terry S. Jacobs	5,000		0.0%
Theo F. Lamb	2,288,723	(6)	12.4%
Robert B. Liverant	270,000	(7)	1.5%
Stephen A McConnell	147,037	(7)	0.8%
Ben T. Morris	92,037	(7)	0.5%
All directors and executive officers as a group (8 persons)	5,278,677		28.4%

(1)	The persons named in the table have sole voting and dispositive power with respect to all shares of our common stock beneficially owned by them, subject to the information contained in the notes to the table and to community property laws, where applicable.

(2)	The total number of shares of common stock outstanding used in calculating the percentage owned by each person includes the shares of common stock issuable upon the exercise of options held by that person that are exercisable within 60 days of December 31, 2003.

(3)	Represents (a) 80,739 shares held by Mr. Head or his spouse; (b) 2,197,245 shares held by the Head Revocable Trust Dated April 1, 1975, of which Mr. Head and his spouse serve as trustees; and (c) 4,896 shares held by Mr. Head’s grandson, for which Mr. Head serves as custodian. This amount also includes options to purchase 75,000 shares of common stock.

(4)	During 1999, Mr. Donald R. Head granted an option to Mr. Mark C. Walker to purchase 100,000 shares of common stock at $1.00 per share. Mr. Walker may exercise this option no later than April 27, 2005. The 100,000 vested shares underlying this option were included for Mr. Donald R. Head and Mr. Walker in computing the number of shares beneficially owned and their percentage of ownership, but were only included once in computing the percentage ownership of all directors and officers as a group.

(5)	Includes options to purchase 20,000 shares of our common stock.

(6)	Includes options to purchase 35,000 shares of our common stock.

(7)	Includes options to purchase 25,000 shares of our common stock.

(8)	Includes additional options to purchase 50,000 shares of our common stock that are not subject to the option described in footnote 4.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Executive officers, directors and greater than 10% stockholders are also required to furnish us with copies of all Section 16(a) forms they file. Based solely on its review of the reports furnished to us, or written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended December 31, 2003.

PROPOSAL TO ELECT CLASS 1 DIRECTORS

Nominees

The Board of Directors currently consists of seven members and is divided into three classes, with the terms of two directors (“Class 1 Directors”) expiring at the Annual Meeting, the terms of three directors (“Class 2 Directors”) expiring at the 2005 annual meeting of stockholders and the terms of the remaining two directors (“Class 3 Directors”) expiring at the 2006 annual meeting of stockholders. Each class of directors up for election each year will be elected for a three-year term. Accordingly, the terms of one class of directors, or approximately one-third of the Company’s directors, expires each year.

During our private placement of common stock during April 1998, we agreed to nominate for election as a director one individual designated by Sanders Morris Harris Inc., who served as a placement agent in that offering. Sanders Morris Harris has the right to designate one of our directors so long as the purchasers in that private offering retain, in the aggregate, at least 50% of the aggregate number of shares of common stock offered and sold in that offering. Sanders Morris Harris has designated Mr. Ben Morris to serve on our Board of Directors.

Donald R. Head and Theo F. Lamb have been nominated for election as Class 1 Directors. If elected, their terms will expire at the 2007 annual meeting of stockholders. Biographical information regarding each of these nominees is set forth elsewhere in this Proxy Statement.

If any nominee should become unavailable for any reason, which the Board of Directors does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Annual Meeting, or, if no substitute is selected by the Board of Directors prior to or at the Annual Meeting, for a motion to reduce the present membership of the Board to the number of nominees available and to create an additional vacancy to be filled by the Board of Directors.

The two nominees for director receiving the highest number of affirmative votes duly cast will be elected to three year terms or until their successors are elected and qualified. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR ELECTION OF EACH OF THE FOREGOING NOMINEES.

Communications with the Board of Directors

Stockholders may communicate with any and all members of the Board of Directors by transmitting correspondence by mail or facsimile addressed to one or more directors by name or to the Chairman, for a communication to the entire Board at the following address and fax number: Capital Title Group, Inc., 14648 North Scottsdale Road, Suite 125, Scottsdale, Arizona 85254; (480) 624-4201 facsimile.

Communications from our stockholders to one or more directors will be collected and organized by our Corporate Secretary under procedures adopted by our independent directors. The Corporate Secretary will forward all communications to the Chairman of the Board or to the identified director(s) as soon as practicable, although communications that are abusive, in bad taste or that present safety or security concerns may be handled differently. If multiple communications are received on a similar topic, the Corporate Secretary, may in his discretion, forward only representative correspondence.

The Chairman of the Board of Directors will determine whether any communication addressed to the entire Board of Directors should be properly addressed by the entire Board of Directors or a committee thereof. If a communication is sent to the Board of Directors or a committee, the Chairman of the Board or the Chairman of that committee, as the case may be, will determine whether a response to the communication is warranted. If a response to the communication is warranted, the content and method of the response may be coordinated with our counsel.

Director Nominations

Nominations of candidates for election as directors may be made by the Board of Directors upon recommendation by the Corporate Governance and Nominating Committee, or by stockholders. Stockholders may nominate candidates for election as directors if they follow the procedures and conform to the deadlines specified in our bylaws by stockholders because SEC rules and regulation require disclosure of this process.

STOCKHOLDER PROPOSALS

Any proposal for stockholder action at the next Annual Meeting of Stockholders to be held in 2005 presented by any stockholder, must be received by our Secretary, at our offices, not later than December 3, 2004, in order to be included in our proxy statement and form of proxy for that meeting. Such proposals should be addressed to the Corporate Secretary, Capital Title Group, Inc., 14648 North Scottsdale Road, Suite 125, Scottsdale, Arizona 85254. If a stockholder proposal is introduced at the 2004 Annual Meeting of Stockholders without any discussion of the proposal in our proxy statement, and the stockholder did not notify us on or before February 14, as required by SEC Rule 14a-4(c)(1), of the intent to raise such proposal at the Annual Meeting of Stockholders, then proxies received by us for the 2004 Annual Meeting of Stockholders will be voted by the persons named as such proxies in their discretion with respect to such proposals. Notice of any such proposal is to be sent to the above address.

INDEPENDENT ACCOUNTANTS

The Board of Directors has appointed KPMG LLP, independent accountants, to audit our consolidated financial statements for year ending December 31, 2004. KPMG LLP served as our independent accountants for the year ended December 31, 2003. Notwithstanding the appointment, the Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm during the year if the Board of Directors feels that such a change would be in the best interests of the Company.

A representative from KPMG LLP will be present at the Annual Meeting of Stockholders, and such representative will have an opportunity to make a statement if such representative desires to do so and be available to respond to appropriate questions.

OTHER MATTERS

The Annual Meeting is being held for the purposes set forth in the Notice that accompanies this Proxy Statement. The Board of Directors is not presently aware of any business to be transacted at the Annual Meeting other than as set forth in such Notice. However, if other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote as recommended by the Board of Directors or, if no such recommendation is given, in accordance with their own discretion.

2003 ANNUAL REPORT ON FORM 10-K

We file annual reports on Form 10-K with the SEC. A copy of the annual report for the fiscal year ended December 31, 2003 may be obtained, free of charge, upon written request by any stockholder to Capital Title Group, Inc., 14648 North Scottsdale Road, Suite 125, Scottsdale, Arizona 85254, Attention: Stockholder Relations.

By Order of the Board of Directors

Donald R. Head Chairman of the Board

April 5, 2004

APPENDIX A

CAPITAL TITLE GROUP, INC.

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Organization

There shall be a committee of the Board of Directors (the “Board”) known as the Audit Committee (the “Audit Committee” or the “Committee”). The Audit Committee shall be composed of not fewer than three directors who meet the “independence” and qualification requirements of NASDAQ, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”) and as such are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a committee member. At least one member of the Audit Committee shall be a financial expert as defined by the Commission (however, the lack of any such member shall not invalidate or otherwise affect actions taken by the Committee). One member of the Committee shall serve as chairman and a majority of its members shall constitute a quorum.

Statement of Policy

The Audit Committee shall provide assistance to the Board in fulfilling the Board’s responsibility to the stockholders relating to corporate accounting and financial reporting practices. The Committee recognizes that management shall be responsible for preparing the Company’s financial statements and the independent auditor shall be responsible for auditing those financials. The Audit Committee shall provide an open avenue of communication between the independent auditor, management and the Board.

Activities of the Audit Committee

Following are four sets of activities in which the Audit Committee shall be engaged:

1.	Continuous (General)

•	Meet four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

•	Require that the independent auditors submit annually a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Board Standard No. 1.

•	Instruct the independent auditor that they are ultimately accountable to the Board and the Committee and are to report directly to the Audit Committee.

•	Inquire of management and the independent auditor, about significant risks or exposures and review the steps management has taken to minimize such risks to the Company.

•	Consider and review with management and the independent auditor:

(a)	The adequacy of the Company’s internal controls including computerized information system controls and security.

(b)	Related findings and recommendations of the independent auditor along with management’s responses.

•	Consider and review with management and the independent auditor:

(a)	Significant findings during the year, including the status of previous audit recommendations.

(b)	Any difficulties encountered in the course of audit work, including any restrictions on the scope of activities or access to required information, and any significant disagreements with management.

(c)	Any changes required on the planned scope of the audit.

•	Meet periodically with the independent auditor and management separately to discuss any matter that the Committee or these groups believe should be discussed privately with the Audit Committee.

•	Report periodically to the Board on significant results of the foregoing activities.

2.	Continuous (Reporting Specific Policies)

•	Discuss with management and the independent auditor any relevant significant new financial reporting issues and practices brought to the attention of the Committee by the independent auditor.

•	Discuss with management and the independent auditor their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles estimates by management, and financial disclosures used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting policies and practices.

•	Inquire as to the auditor’s views of management’s choices of accounting policies as conservative, moderate or aggressive from the perspective of income, asset and liability recognition, and whether such policies are common practices.

•	Determine with regard to new significant transactions or events, the auditor’s reasoning for the appropriateness of the accounting policies and disclosures adopted by management.

3.	Scheduled

•	Recommend the selection of the independent auditor for approval by the Board; determine the compensation of the independent auditor, and review and approve the dismissal of the independent auditor.

•	Oversee the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

•	Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

•	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.

•	Form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

•	Review, in consultation with the independent auditor and management, the audit scope and plan for the audit of the annual financial statement.

•	Review with management and the independent auditor the results of annual audits and related comments with the Board and other committees as deemed appropriate, including;

(a)	The audit of the Company’s annual financial statements, accompanying footnotes and its report thereon.

(b)	Any management letter or schedule of unadjusted differences provided by the independent auditor, and the Company’s response to such letter or schedule.

(c)	Any significant changes required in the independent auditor’s audit plan.

(d)	Any difficulties or disputes with management encountered during the course of the audit.

•	Review quarterly earnings reports with management and the independent auditor, prior to the release to the public of any financial related disclosures.

•	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

•	Arrange for the independent auditor to be available to the full Board, at least annually, to help provide a basis for the Board to recommend the appointment of the auditor.

•	Review periodically with general counsel, legal and regulatory matters that may have a material impact on the Company’s financial statements, compliance policies and programs.

•	Review and update the Committee’s Charter annually, and recommend any proposed changes to the Board for approval.

•	The Committee shall approve the report required by the rules of the Securities and Exchange Commission to be included in the Company’s Proxy Statement.

4.	“As Necessary”

•	Review and approve requests for any management or other consulting services to be performed by the Company’s independent auditor and be advised of any other study undertaken at the request of management that is beyond the scope of the audit.

•	The Committee is empowered to investigate any matter brought to its attention, with the right to retain independent legal, accounting or other advisors to assist in the conduct of any investigation.

With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company’s financial management, including its internal audit staff, and the independent auditors, have more time, knowledge, and more detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company’s financial statements or any professional certification as to the independent auditor’s work. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Company’s internal policies and procedures.

To organize the Committee’s specific responsibilities in fulfilling its oversight role, an Audit Committee Responsibilities Calendar was created. As a summary of the Committee’s responsibilities, this most recently updated Audit Committee Responsibilities Calendar has been adopted as part of the Audit Committee Charter.

WHEN PERFORMED Audit Committee Meetings
	RESPONSIBILITY	February	April	July	October	As needed
1.	Meet four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.					X

2.	Require that the independent auditors submit annually a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Board Standard No. 1.		X

3.	Instruct the independent auditor that they are ultimately accountable to the Board and the Committee and are to report directly to the Audit Committee.		X

4.	Inquire of management and the independent auditor, about significant risks or exposures and review the steps management has taken to minimize such risks to the Company.	X	X	X	X	X

5.

Consider and review with management and the independent auditor:

(a) The adequacy of the Company’s internal controls including computerized information system controls and security.

(b) Related findings and recommendations of the independent auditor along with management’s responses.

		X	X	X	X	X

6.

Consider and review with management and the independent auditor:

(a) Significant findings during the year, including the status of previous audit recommendations.

(b) Any difficulties encountered in the course of audit work, including any restrictions on the scope of activities or access to required information.

(c) Any changes required on the planned scope of the audit.

		X	X	X	X	X

7.	Meet periodically with the independent auditor and management separately to discuss any matter that the Committee or these groups believe should be discussed privately with the Audit Committee.	X	X	X	X	X

8.	Report periodically to the Board on significant results of the foregoing activities.					X

9.	Discuss with management and the independent auditor any relevant significant new financial reporting issues and practices brought to the attention of the Committee by the independent auditor.					X

10.	Discuss with management and the independent auditor their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles estimates by management, and financial disclosures used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting policies and practices.	X	X	X	X	X

11.	Inquire as to the auditor’s views of management’s choices of accounting policies as conservative, moderate or aggressive from the perspective of income, asset and liability recognition, and whether such policies are common practices.	X	X	X	X	X

12.	Determine with regard to new significant transactions or events, the auditor’s reasoning for the appropriateness of the accounting policies and disclosures adopted by management.	X	X	X	X	X

13.	Recommend the selection of the independent auditor for approval by the Board; determine the compensation of the independent auditor, and review and approve the dismissal of the independent auditor.		X

14.	Oversee the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.	X	X	X	X	X

15.	Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.		X

16.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.		X

17.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.		X

18.	Preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.		X

WHEN PERFORMED Audit Committee Meetings
	RESPONSIBILITY	February	April	July	October	As Needed
19.	Form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.		X

20.	Review, in consultation with the independent auditor and management, the audit scope and plan for the audit of the annual financial statement.		X

21.

Review with management and the independent auditor the results of annual audits and related comments with the Board and other committees as deemed appropriate, including;

(a)    The audit of the Company’s annual financial statements, accompanying footnotes and its report thereon.

(b)    Any management letter or schedule of unadjusted differences provided by the independent auditor, and the Company’s response to such letter or schedule.

(c)    Any significant changes required in the independent auditor’s audit plan.

(d)    Any difficulties or disputes with management encountered during the course of the audit.

X

22.	Review quarterly earnings reports with management and the independent auditor, prior to the release to the public of any financial related disclosures.	X	X	X	X	X

23.	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.	X	X	X	X	X

24.	Arrange for the independent auditor to be available to the full Board, at least annually, to help provide a basis for the Board to recommend the appointment of the auditor.		X

25.	Review periodically with general counsel, legal and regulatory matters that may have a material impact on the Company’s financial statements, compliance policies and programs.				X

26.	Review and update the Committee’s Charter annually, and recommend any proposed changes to the Board for approval.				X

27.	The Committee shall approve the report required by the rules of the Securities and Exchange Commission to be included in the Company’s Proxy Statement.		X

28.	Review and approve requests for anymanagement or other consulting services to be performed by the Company’s independent auditor and be advised of any other study undertaken at the request of management that is beyond the scope of the audit.					X

29.	The Committee is empowered to investigate any matter brought to its attention, with the right to retain independent legal, accounting or other advisors to assist in the conduct of any investigation.					X

[GRAPHIC]	VOTE BY TELEPHONE OR INTERNET QUICK « « « EASY « « « IMMEDIATE	[GRAPHIC]

CAPITAL TITLE GROUP, INC.

Voting by telephone or Internet is quick, easy and immediate. As a Capital Title Group, Inc. Shareholder, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7 p.m., Central Time, on May 20, 2004.

To Vote Your Proxy by Internet:

Log on to www.continentalstock.com and have your proxy card available when you access the site. Follow the prompts to vote your shares.

To Vote Your Proxy by Phone:

Dial 1 (800) 293-8533 and have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE CARD BELOW IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

To vote your proxy by Mail:

Mark, sign and date your proxy card below, detach it and return it in the postage-paid envelope provided.

Ú FOLD AND DETACH HERE AND READ THE REVERSE SIDE Ú

PROXY	Please mark your votes like this	☒
THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED
“FOR” THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1.	ELECTION OF CLASS I DIRECTORS: (To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below)	FOR	WITHHOLD AUTHORITY	2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
		☐	☐
	Donald R. Head Theo F. Lamb

COMPANY ID: PROXY NUMBER:
ACCOUNT NUMBER:

Signature	Signature	Date

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

[GRAPHIC]

CTG

CAPITAL TITLE GROUP INC.

Ú FOLD AND DETACH HERE AND READ THE REVERSE SIDE Ú

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CAPITAL TITLE GROUP, INC.

The undersigned appoints Donald R. Head and Mark C. Walker, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Capital Title Group, Inc. held of record by the undersigned at the close of business on April 1, 2004 at the 2004 Annual Meeting of Shareholders of Capital Title Group, Inc. to be held on May 21, 2004 or any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)